Exhibit 99.1

Collective Audience Appoints Digital Advertising Veteran, Andrew Q. Kraft, to Board of Directors

New York, NY, January 29, 2025 – Collective Audience, Inc. (OTC: CAUD), a leading innovator of audience-based performance advertising and media for the open web, has appointed Andrew Q. Kraft to its board of directors.

Collective Audience has also appointed company CEO and director, Peter Bordes, as chairman of the board, succeeding Joe Zawadzki who has stepped down to focus on his venture capital and advertising technology consulting firm, Aperiam Ventures. Zawadzki will continue to serve on the company’s Advisor Collective board, a strategic advisory community focused on advancing the transformation of the AdTech, MarTech and digital media industry.

Following these appointments, the company’s board will comprise five members, with three serving as independent directors.

Kraft brings to the board a wealth of expertise in business transformation, revenue growth, corporate strategy, and public company operations, including decades of leadership experience in the technology, media, and advertising sectors.

He most recently served as president and chief operating officer of The Arena Group Holdings (NYSE-A: AREN) (Arena), a technology platform and media company that is home to over 200 media brands, including TheStreet.com, Parade, Men’s Journal, Athlon Sports, and Adventure Network. He led Arena through a major turnaround, tripling revenue from $80 million to $250 million and increasing EBITDA by $50 million.

He previously served as vice president of business and corporate development at AppNexus, where he also acted as the company’s “intrapreneur” in a variety of other roles. This includes serving as acting CFO and launching several new lines of business. He launched the original AppNexus SSP and the global sales house representing Microsoft inventory worldwide.

Kraft earlier led the revenue and membership organizations at the Interactive Advertising Bureau (IAB). He began his career as an engineer at Sapient Corporation (now part of Publicis), where he eventually assumed a leadership role as its first manager of New Media.

“We are thrilled to welcome Andrew to our board,” stated Bordes. “We look forward to benefiting from his deep understanding of the publisher business born from years of industry experience, which includes building an extensive membership base for the Internet Advertising Bureau. We anticipate his strategic vision and extensive experience in driving growth and operational excellence to help guide us as we continue to execute our mission and deliver value to our stakeholders.”

“Andrew’s expertise in public company operations, global markets, and M&A aligns with Collective Audience’s goals of the full integration and optimization of our global teams, technologies, and products as we prepare for organic and acquisitive growth in 2025,” added Bordes.

Currently serving as an advisor to a number of companies, Kraft is also known for his passion for mentorship and management coaching, technical know-how, and operating focus, as well as his innovative approach to fostering a culture of mission alignment and profitability.

1

“I’m excited to join the board of Collective Audience at this pivotal stage in its growth and development and look forward to contributing to its continued success,” stated Kraft. “I’m eager to collaborate with the talented team to navigate growth opportunities and deliver exceptional results for all stakeholders.”

Continued Bordes: “We would also like to thank Joe for his important contributions over the past year as we set the stage for future growth, including completing two key acquisitions. We’re looking forward to his continued contributions as a valued member of our Advisor Collective and helping us take Collective Audience and the industry as a whole to the next level.”

Commented Zawadzki: “Andrew is a great operator with public and private experience in high growth digital advertising companies, and will champion Collective Audience as it leads the transformation of cloud infrastructure for advertising on the Open Web.”

“I continue to believe strongly in the future of Collective Audience and its incredible opportunities for growth and market expansion,” added Zawadzki. “Digital advertising has become the underlying engine of the global economy, and Collective Audience has been able to simplify a complicated ecosystem and provide much needed innovation. I am looking forward to continuing as a member of the Advisory Collective and supporting the cause.

A lifelong entrepreneur, operator and venture investor, Bordes brings to his new role as chairman more than 30 years of executive and board experience leading private and public companies across the AdTech, media, AI, fintech and technology sectors. His career and investing have focused on innovation and disruptive technologies that drive digital transformation.

Bordes has been ranked among the nation’s Top 100 most influential angel investors, and has funded and scaled numerous companies from startup to fully operational, highly successful organizations. He has also been a noted thought leader across multiple industry sectors, including for the performance marketing industry as a founding member and former chairman of the Performance Marketing Association.

About Collective Audience

Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem for the open web that eliminates many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It delivers long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision making.

To learn more, visit collectiveaudience.co.

2

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, Collective Audience’s ability to keep current in its manage its internal controls over financial reporting; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s customers; Collective Audience’s ability to implement their business strategy; the ability to successfully integrate DSL Digital and BeOp into Collective Audience’s operations; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Collective Audience’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:
Ron Both

CMA Investor & Media Relations
Tel (949) 432-7566
Email contact

3